SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2010

NORTH STATE BANCORP

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-49898	65-1177289
(Commission File Number)	(IRS Employer ID Number)

6204 Falls of the Neuse Road, Raleigh, North Carolina 27609

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (919) 787-9696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securites Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of North State Bancorp was held on June 3, 2010.

(b)	At the Annual Meeting the following proposals were approved by the shareholders:

Proposal 1:

To elect four Class I Directors to serve for three-year terms expiring in 2013:

Nominee	For	No	Abstain	Broker Non-Votes
Forrest H. Ball	4,502,828	0	7,466	929,180
Honorable Burley B. Mitchell, Jr.	4,502,409	0	7,885	929,180
Barry W. Partlo	4,502,828	0	7,466	929,180
Nutan T. Shah	4,373,712	0	136,582	929,180

Proposal 2:

To ratify the appointment of Dixon Hughes, PLLC, Raleigh, North Carolina, as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

For	No	Abstain	Broker Non-Votes
5,243,909	33,358	162,206	1

(c) None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTH STATE BANCORP

Date: June 8, 2010	By:	/s/ Larry D. Barbour
Larry D. Barbour
President and Chief Executive Officer

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